UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2026

SANDRIDGE ENERGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-33784	20-8084793
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 E. Sheridan Ave., Suite 500
Oklahoma City, OK 73104

(Address of Principal Executive Offices)

(405) 429-5500

Registrant’s Telephone Number, Including Area Code

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 3.03 Material Modification to the Right of Security Holders.

On June 10, 2026, the Board of Directors (the “Board”) approved SandRidge Energy Inc.’s (the “Company” or “SandRidge”) entry into an amendment (“Amendment No. 3”) to the Tax Benefits Preservation Plan dated as of July 1, 2020 (as amended, the “Tax Benefits Preservation Plan”) to extend the expiration time of the Tax Benefits Preservation Plan from July 1, 2026 to July 1, 2029.

The Company will submit Amendment No. 3 to the Company’s stockholders for approval at the 2027 Annual Meeting.

The summary of Amendment No. 3 is qualified in its entirety by reference to Amendment No. 3, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2026, at the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) of the Company, the Company’s stockholders approved the adoption of an amendment (the “Incentive Plan Amendment”) to the Company’s 2016 Omnibus Incentive Plan (as amended and restated, the “Omnibus Incentive Plan”), pursuant to which the expiration date of the Omnibus Incentive Plan was extended until June 10, 2036, the tenth anniversary of the date of stockholder approval of the Incentive Plan Amendment. The Board previously approved the Incentive Plan Amendment, subject to stockholder approval at the 2026 Annual Meeting. The Incentive Plan Amendment became effective at the time of stockholder approval.

The Incentive Plan Amendment and the principal terms of the Omnibus Incentive Plan were previously described in the section titled “Proposal 4: Extension of the Term of the Omnibus Incentive Plan” of the Company’s definitive proxy statement on Schedule 14A, which was filed with the Securities and Exchange Commission (“SEC”) on April 27, 2026 (the “2026 Proxy Statement”). The descriptions of the Incentive Plan Amendment and the Omnibus Incentive Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the amended and restated Omnibus Incentive Plan, a copy of which is included in the 2026 Proxy Statement as Annex A thereto, and attached hereto as Exhibit 10.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held the 2026 Annual Meeting in Oklahoma City, Oklahoma on June 10, 2026. As of the record date of April 13, 2026, the Company had 36,918,259 shares of common stock outstanding. A total of 31,723,455 shares (85.92%) were present at the 2026 Annual Meeting by proxy or in person.

The following matters, detailed descriptions of which are contained in the 2026 Proxy Statement, were voted on at the 2026 Annual Meeting:

(1)	Election of six directors to serve on the Company’s Board until the 2027 Annual Meeting of Stockholders;

(2)	Ratification of the selection of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

(3)	Non-binding advisory vote to approve the compensation paid the Company’s named executive officers during 2025; and

(4)	Approval of the extension of the term of the Company’s Omnibus Incentive Plan to 2036.

The Company’s stockholders approved proposals (1), (2), (3) and (4).

Proposal 1 – Election of Directors

Directors	Votes For	Votes Against	Abstentions	Broker Non-Votes
Nancy Dunlap	23,262,287	2,550,859	196,229	5,714,080
Jaffrey A. Firestone	25,547,041	401,663	60,671	5,714,080
Brett Icahn	24,128,571	1,516,439	364,365	5,714,080
Vincent Intrieri	24,980,433	968,371	60,571	5,714,080
Jacob M. Katz	25,871,153	74,286	63,936	5,714,080
Grayson Pranin	25,874,064	74,615	60,696	5,714,080

Proposal 2 – Ratification of Selection of Grant Thornton

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,632,466	25,031	65,958	—

Proposal 3 – Advisory Vote to Approve Named Executive Officer Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,190,485	729,024	89,866	5,714,080

Proposal 4 – Approval of the Extension of the Term of the Company’s Omnibus Incentive Plan to 2036

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,247,239	1,628,397	133,739	5,714,080

Item 9.01. Financial Statements and Exhibits.

d) Exhibits.

Exhibit No.	Description
4.1	Third Amendment to Tax Benefits Preservation Plan, dated June 15, 2026, between SandRidge Energy, Inc. and Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company, LLC) as Rights Agent.
10.1+	SandRidge Energy, Inc. 2016 Omnibus Incentive Plan, as amended.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Indicates a compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SANDRIDGE ENERGY, INC.

Dated: June 15, 2026	By:	/s/ Jonathan Frates
	Name:	Jonathan Frates
	Title:	Executive Vice President and Chief Financial Officer

3